Exhibit 10.18

AMENDMENT NO. 1 TO CAPITAL ON DEMAND™ SALES AGREEMENT

March 15, 2019

JonesTrading Institutional Services LLC
757 Third Avenue, 23rd Floor
New York, NY 10017

Ladies and Gentlemen:

Overstock.com, Inc. (the "Company") and JonesTrading Institutional Services LLC (the "Agent") are parties to that certain Capital on Demand™ Sales Agreement dated August 9, 2018 (the "Original Agreement"). All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement. The parties, intending to be legally bound, hereby amend the Original Agreement as follows:

1.	Section 1 of the Original Agreement is hereby amended to replace:

"Except where the context otherwise requires, such registration statement, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act Regulations or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act Regulations, and any post-effective amendment of the registration statement, is herein called the "Registration Statement."

With,

"Except where the context otherwise requires, such registration statement, and any post effective amendment thereto, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act Regulations or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act Regulations, or any subsequent registration statement on Form, S-3 filed pursuant to Rule 415(a)(6) under the Securities Act by the Company to cover any Placement Shares, is herein called the "Registration Statement."

2.All references to "August 9, 2018" set forth in Schedule 1 and Exhibit 7(m) of the Original Agreement are revised to read "August 9, 2018 (as amended by Amendment No. 1 to Capital on Demand™ Sales Agreement, dated March 15, 2019)".

3.Except as specifically set forth herein, all other provisions of the Original Agreement shall remain in full force and effect.

4.Entire Agreement; Amendment; Severability. This Amendment No. 1 to the Original Agreement together with the Original Agreement (including all schedules and exhibits attached hereto and thereto and Placement Notices issued pursuant hereto and thereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. All references in the Original Agreement to the "Agreement" shall mean the Original Agreement as amended by this Amendment No. 1; provided, however, that all references to "date of this Agreement" in the Original Agreement shall continue to refer to the date of the Original Agreement.

5.Applicable Law: Consent to Jurisdiction. This amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the p1inciples of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this an1endmcnt and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

6.Waiver of Jury Trial. The Company and the Agent each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this amendment or any transaction contemplated hereby.

7.Counterparts. This amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed amendment by one party to the other may be made by facsimile transmission.

If the foregoing correctly sets forth the understanding among the Company and the Agent, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding amendment to the Original Agreement between the Company and the Agent.

Very truly yours,
OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
Name:	E. Glen Nickle
Title:	Vice President, Legal, General Counsel and Secretary
JONESTRADING INSTITUTIONAL SERVICES LLC

By:	/s/ Burke Cook
Name:	Burke Cook
Title:	General Counsel